Operating leases	12 Months Ended
Dec. 31, 2019
Operating leases [Abstract]
Operating leases
(17)	Operating leases

The Company adopted Topic 842 “Leases” effective January 1, 2019 and has applied the guidance to all operating leases within the scope of Topic 842 at that date.  The company elected to adopt practical expedients, which among other things, does not require reassessment of lease classification.

The Company has committed to rent premises used in business operations under non-cancelable operating leases and determines if an arrangement meets the definition of a lease upon inception.  Operating leases are included in operating lease right-of-use (“ROU”) assets and operating lease liabilities on the Company’s balance sheets.

Operating lease ROU assets represent the Company’s right to use an underlying asset for the lease term and lease liabilities represent the Company’s obligation to make lease payments arising from the lease.  Operating lease ROU assets and lease liabilities are recognized at the commencement date based on the present value of lease payments over the lease term.  The Company’s leases do not provide an implicit rate, therefore the Company used its incremental collateralized borrowing rates commensurate with the underlying lease terms to determine present value of operating lease liabilities.  Additionally, the Company does allocate the consideration between lease and non-lease components.  The Company’s lease terms may include options to extend when it is reasonably certain that the Company will exercise that option.  Lease expense for lease payments is recognized on a straight-line basis over the lease term.  Variable lease components, such as fair market value adjustments, are expensed as incurred and not included in ROU assets and operating lease liabilities.  Leases with an initial term of 12 months or less are not recorded on the balance sheet; we recognize lease expense for these leases on a straight-line basis over the lease term. As of January 1, 2019 the Company did not have any leases with terms of twelve months or less.

As of December 31, 2019 the Company does not have leases that have not yet commenced.  At December 31, 2019 lease expiration dates ranged from eleven months to 25.8 years and have a weighted average remaining lease term of 9.4 years.  Certain leases provide for increases in future minimum annual rental payments as defined in the lease agreements.  As mentioned above the leases generally also include variable lease components which include real estate taxes, insurance, and common area maintenance (“CAM”) charges in the annual rental payments.

Other information related to leases was as follows:

(dollars in thousands)	2019	2018	2017
Operating lease cost	$7,808	7,988	7,889
Variable lease cost	1,968	2,000	1,889
Total Lease costs	$9,776	$9,988	$9,778

Supplemental cash flows information:

Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$7,839

Right-of-use assets obtained in exchange for lease obligations:	$57,464

Weighted average remaining lease term	9.4
Weighted average discount rate	3.3%

Future minimum lease payments under non-cancellable leases as of December 31, 2019 were as follows:

(dollars in thousands)
Year ending December 31,
2020	$8,039
2021	8,033
2022	7,533
2023	7,227
2024	7,100
Thereafter	28,361
Total lease payments	$66,293
Less: Interest	9,740
Present value of lease liabilities	$56,553

As of December 31, 2019, the operating lease right-of-use asset was $51.5 million.